EXHIBIT 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385
FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations, or
Katherine L. Johnston, Manager, Investor Relations
(617) 796-8245
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports Third Quarter 2009 Results

____________________________________

Newton, MA (November 2, 2009).  Five Star Quality Care, Inc. (NYSE Amex: FVE) today announced its financial results for the quarter and nine months ended September 30, 2009.

Third Quarter 2009 Financial Highlights:

▪	Total revenues for the third quarter of 2009 increased 5.9% to $297.2 million from $280.6 million for the same period last year.

▪	Net income for the third quarter of 2009 was $4.1 million compared to a net loss of $2.3 million for the same period last year.

▪
Net income per share from continuing operations for the third quarter of 2009 was $0.13 and $0.12, basic and diluted, respectively, compared to a net loss per share from continuing operations of $0.05, basic and diluted, for the same period last year.

▪
Net income from continuing operations for the third quarter of 2009 included several items that, in aggregate, resulted in a positive impact of $4.0 million, or $0.12 and $0.10 per basic and diluted share, respectively.  These items included a $3.0 million gain due to the early extinguishment of our convertible senior notes (the Notes), a $795,000 gain on the sale of certain marketable securities held by our captive insurance companies and a $455,000 unrealized gain on our UBS put right related to auction rate securities, offset by a $238,000 unrealized loss on our holdings of auction rate securities. Net loss from continuing operations for the third quarter of 2008 also included several items that, in aggregate, resulted in a negative impact of $4.0 million, or $0.12 and $0.10 per basic and diluted share, respectively.  These items included a $3.0 million loss on impairment of our investments in certain marketable securities held by our captive insurance companies and a $1.7 million unrealized loss on our holdings of auction rate securities, offset by a $743,000 gain on the early extinguishment of debt.

▪
Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the third quarter of 2009 was $9.4 million compared to $2.6 million for the same period last year.  As discussed above, EBITDA for the third quarter of 2009 had items that, in aggregate, resulted in a positive impact of $4.0 million. EBITDA for the third quarter of 2008 had items that, in aggregate, resulted in a negative impact of $4.0 million.

Third Quarter 2009 Operating Highlights (Senior Living Communities):

▪	Senior living occupancy for the third quarter of 2009 was 86.1% compared to 88.3% for the same period last year.

▪	Senior living average daily rate for the third quarter of 2009 increased by 2.2% to $145.83 from $142.74 in the same period last year.

▪	The percentage of senior living revenue derived from private and other resources for the third quarter of 2009 decreased to 69.3% from 69.8% for the same period last year.

▪
For those senior living communities that we have operated continuously since July 1, 2008 (comparable communities), occupancy for the third quarter of 2009 was 86.6% compared to 88.2% for the same period last year.

▪	The average daily rate at comparable communities for the third quarter of 2009 increased by 3.6% to $148.33 from $143.24 in the same period last year.

Year to Date Financial Highlights:

▪	Total revenues for the nine months ended September 30, 2009 increased 9.9% to $887.7 million from $808.0 million for the same period last year.

▪	Net income for the nine months ended September 30, 2009 was $38.1 million compared to net income of $2.9 million for the same period last year.

▪
Net income per share from continuing operations for the nine months ended September 30, 2009 was $1.17 and $1.05, basic and diluted, respectively, compared to $0.23, basic and diluted, for the same period last year.

▪
Net income from continuing operations for the nine months ended September 30, 2009 included several items that, in aggregate, resulted in a positive impact of $32.8 million, or $1.00 and $0.85 per basic and diluted share, respectively.  These items included a $34.3 million gain due to the early extinguishment of our Notes, a $3.4 million unrealized gain on our holdings of auction rate securities and a $795,000 gain on sale of available for sale securities held by our captive insurance companies, offset by a $2.9 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies and a $2.8 million unrealized loss on our UBS put right related to auction rate securities.  Net income from continuing operations for the nine months ended September 30, 2008 included several items that, in aggregate, resulted in a negative impact of $8.4 million, or $0.26 and $0.20 per basic and diluted share, respectively.  These items included a $6.1 million unrealized loss on our holdings of auction rate securities and a $3.0 million loss on impairment of investments in certain marketable securities held by our captive insurance companies, offset by a $743,000 gain on the early extinguishment of debt.

▪
EBITDA for the nine months ended September 30, 2009 was $54.1 million compared to $19.1 million for the same period last year.  As discussed above, EBITDA for the first nine months of 2009, had items that, in aggregate, resulted in a positive impact of $32.8 million. EBITDA for the first nine months of 2008, had items that, in aggregate, resulted in a negative impact of $8.4 million.

Other Highlights:

During the third quarter, we purchased and retired $15.6 million par value of our outstanding Notes for $12.1 million, plus accrued interest, and recorded a $3.0 million gain, net of related unamortized costs, on the early extinguishment of debt.  In October 2009, we purchased and retired an additional $800,000 par value of the Notes for $638,000.  We funded these purchases principally from cash received in connection with the lease realignment agreement we entered into with Senior Housing Properties Trust (Senior Housing) on August 4, 2009.

2

On October 1, 2009, we commenced leasing from Senior Housing a continuing care retirement community with a total of 259 independent, assisted living and skilled nursing units that Senior Housing purchased from an unrelated party.

Conference Call:

On November 2, 2009 at 5:00 p.m. Eastern Daylight Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the third quarter and nine month financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (866) 416-5346.  Participants calling from outside the United States and Canada should dial (913) 981-5596. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Daylight Time Monday, November 9th . To hear the replay, dial (719) 457-0820.  The replay pass code is 1239436.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 206 senior living communities with 21,953 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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Supplemental Information, page 1 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Revenues:
Senior living revenue	$253,699	$239,867	$757,305	$682,602
Rehabilitation hospital revenue	24,641	23,938	75,008	73,103
Institutional pharmacy revenue	18,868	16,814	55,418	52,301
Total revenues	297,208	280,619	887,731	808,006

Operating expenses:
Senior living wages and benefits	130,266	119,792	387,078	338,809
Other senior living operating expenses	62,903	60,820	184,220	172,108
Rehabilitation hospital expenses	22,363	22,332	68,011	67,539
Institutional pharmacy expenses	18,296	17,368	54,957	50,918
Rent expense	44,520	41,718	133,086	116,380
General and administrative	13,465	11,948	38,914	34,803
Depreciation and amortization	4,003	3,684	12,445	10,954
Total operating expenses	295,816	277,662	878,711	791,511

Operating income	1,392	2,957	9,020	16,495

Interest, dividend and other income	479	1,071	2,394	4,867
Interest and other expense	(964)	(1,696)	(3,390)	(4,890)
Unrealized gain (loss) on investments in trading securities	(238)	(1,733)	3,473	(6,099)
Unrealized gain (loss) on UBS put right related to auction rate securities	455	-	(2,832)	-
Equity in losses of Affiliates Insurance Company	(23)	-	(132)	-
Gain on early extinguishment of debt	3,031	743	34,262	743
Gain on sale of available for sale securities	795	-	795	-
Impairment of investments in available for sale securities	-	(3,019)	(2,947)	(3,019)

Income (loss) from continuing operations before income taxes	4,927	(1,677)	40,643	8,097
(Provision) benefit for income taxes	(565)	90	(2,074)	(920)
Income (loss) from continuing operations	4,362	(1,587)	38,569	7,177
Loss from discontinued operations	(254)	(663)	(511)	(4,321)

Net income (loss)	$4,108	$(2,250)	$38,058	$2,856

Weighted average shares outstanding - basic	34,219	31,845	32,890	31,832

Weighted average shares outstanding - diluted	38,835	31,845	38,554	31,832

Basic income (loss) per share from:
Continuing operations	$0.13	$(0.05)	$1.17	$0.23
Discontinued operations	(0.01)	(0.02)	(0.02)	(0.14)
Net income (loss) per share - basic	$0.12	$(0.07)	$1.15	$0.09

Diluted income (loss) per share from:
Continuing operations	$0.12	$(0.05)	$1.05	$0.23
Discontinued operations	(0.01)	(0.02)	(0.01)	(0.14)
Net income (loss) per share - diluted	$0.11	$(0.07)	$1.04	$0.09

Supplemental Information, page 2 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)
(unaudited)

	September 30, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$26,432	$16,138
Accounts receivable, net of allowance	61,932	66,023
Investments in trading securities	66,189	-
Investments in available for sale securities	8,865	7,232
Restricted cash and investments	7,293	7,518
UBS put right related to auction rate securities	8,249	-
Prepaid expenses and other current assets	16,803	17,350
Total current assets	195,763	114,261

Property and equipment, net	187,282	190,627
Investments in trading securities	-	62,866
Equity investment in Affiliates Insurance Company	4,977	-
UBS put right related to auction rate securities	-	11,081
Restricted cash and investments	12,891	13,368
Goodwill and other long term assets	18,675	20,435
Total assets	$419,588	$412,638

Liabilities and Shareholders' Equity
Current liabilities:
UBS secured revolving credit facility related to auction rate securities	$39,704	$-
Other current liabilities	140,350	129,139
Total current liabilities	180,054	129,139

UBS secured revolving credit facility related to auction rate securities	-	21,875
Long term liabilities	37,333	37,344
Mortgage notes payable	12,314	12,441
Convertible senior notes	51,552	126,500
Shareholders’ equity (35,436,064 and 32,205,604 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively)	138,335	85,339
Total liabilities and shareholders’ equity	$419,588	$412,638

Supplemental Information, page 3 of 6

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Number of communities (end of period)	206	198	206	198
Number of living units (end of period)	21,953	21,031	21,953	21,031
Number of living units % growth	4.4%	-	4.4%	-

Occupancy	86.1%	88.3%	86.3%	89.1%
Average daily rate (ADR)	$145.83	$142.74	$146.44	$143.05
ADR % growth	2.2%	-	2.4%	-

Percent breakdown of net senior living revenues:
Medicare	14.2%	13.7%	14.5%	14.9%
Medicaid	16.5%	16.5%	16.3%	16.9%
Private and other sources	69.3%	69.8%	69.2%	68.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$253,699	$239,867	$757,305	$682,602
Senior living revenues % growth	5.8%	-	10.9%	-

Senior living wages and benefits	$130,266	$119,792	$387,078	$338,809
Senior living wages and benefits as a % of senior living revenues	51.3%	49.9%	51.1%	49.6%
Other senior living operating expenses	$62,903	$60,820	$184,220	$172,108
Other senior living operating expenses as a % of senior living revenues	24.8%	25.4%	24.3%	25.2%
Community expenses(2) % growth	7.0%	-	11.8%	-

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 4 of 6

FIVE STAR QUALITY CARE, INC
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,(2)		September 30,(3)
	2009	2008	2009	2008

Number of communities (end of period)	188	188	164	164
Number of living units (end of period)	20,510	20,510	18,345	18,345

Occupancy	86.6%	88.2%	87.2%	89.3%
Average daily rate (ADR)	$148.33	$143.24	$149.25	$142.83
ADR % growth	3.6%	-	4.5%	-

Percent breakdown of net senior living revenues:
Medicare	14.6%	13.8%	16.4%	15.7%
Medicaid	17.1%	16.7%	18.4%	17.9%
Private and other sources	68.3%	69.5%	65.2%	66.4%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$242,438	$238,004	$651,857	$639,386
Senior living revenues % growth	1.9%	-	2.0%	-

Senior living wages and benefits	$124,740	$119,062	$337,633	$318,074
Senior living wages and benefits as a % of senior living revenues	51.5%	50.0%	51.8%	49.7%
Other senior living operating expenses	$59,962	$60,442	$160,100	$162,789
Other senior living operating expenses as a % of senior living revenues	24.7%	25.4%	24.6%	25.5%
Community expenses(4) % growth	2.9%	-	3.5%	-

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Communities that we have operated continuously since July 1, 2008.
(3)	Communities that we have operated continuously since January 1, 2008.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 5 of 6

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	23	16	23	16
Assisted and independent living communities, leased	136	135	136	135
Total number of assisted and independent living communities	159	151	159	151

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	45	45	45	45
Total number of skilled nursing communities	47	47	47	47

Total number of senior living communities	206	198	206	198

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,976	1,303	1,976	1,303
Assisted and independent living communities, leased(3)	15,699	15,454	15,699	15,454
Total number of assisted and independent living units	17,675	16,757	17,675	16,757

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased(4)	4,007	4,003	4,007	4,003
Total number of skilled nursing units	4,278	4,274	4,278	4,274

Total number of senior living units	21,953	21,031	21,953	21,031

Senior living revenues:
Assisted and independent living communities	$185,405	$173,888	$552,791	$483,746
Skilled nursing communities	66,161	64,112	198,480	193,111
Other(5)	2,133	1,867	6,034	5,745
Total senior living revenues	$253,699	$239,867	$757,305	$682,602

Senior living data:
Assisted and independent living communities occupancy	86.4%	88.8%	86.5%	89.6%
Assisted and independent living communities ADR	$132.08	$129.73	$132.43	$128.93
Assisted and independent living communities ADR % growth	1.8%	-	2.7%	-

Skilled nursing communities occupancy	85.1%	86.5%	85.4%	87.1%
Skilled nursing communities ADR	$197.54	$188.52	$199.03	$189.37
Skilled nursing communities ADR % growth	4.8%	-	5.1%	-

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	58.6%	61.7%	60.5%	63.1%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)
Includes 1,908 and 1,867 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and nine months ended September 30, 2009 and 2008, respectively.

(4)
Includes 88 and 66 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and nine months ended September 30, 2009 and 2008, respectively.

(5)
Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

Supplemental Information, page 6 of 6

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.  Reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items, for the three and nine months ended September 30, 2009 and 2008 is as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2009	2008	2009	2008
Income (loss) from continuing operations	$4,362	$(1,587)	$38,569	$7,177
Add: interest and other expense	964	1,696	3,390	4,890
Less: interest, dividend and other income	(479)	(1,071)	(2,394)	(4,867)
Add: income tax expense (benefit)	565	(90)	2,074	920
Add: depreciation and amortization	4,003	3,684	12,445	10,954
EBITDA	9,415	2,632	54,084	19,074
Add: impairment of certain investments	-	3,019	2,947	3,019
Add: unrealized loss on investments in trading securities	238	1,733	-	6,099
Add: unrealized loss on UBS put right related to auction rate securities	-	-	2,832	-
Less: unrealized gain on investments in trading securities	-	-	(3,473)	-
Less: unrealized gain on UBS put right related to auction rate securities	(455)	-	-	-
Less: gain on sale of investments in available for sale securities	(795)	-	(795)	-
Less: gain on early extinguishment of debt	(3,031)	(743)	(34,262)	(743)
EBITDA excluding certain items	$5,372	$6,641	$21,333	$27,449